Exhibit 10.46

                                 LOAN AGREEMENT

     LOAN AGREEMENT dated as of November 27, 2000, between AMERICAN TISSUE SERVICES FOUNDATION, a not-for-profit corporation organized under the laws of Delaware (herein called the "Borrower") and OSTEOTECH, INC., a corporation organized under the laws of Delaware (herein called the "Lender").

                              W I T N E S S E T H:

     SECTION 1. DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

          "Business Day" shall mean a day other than a Saturday, Sunday or day on which banks are authorized or required to close under the laws of the State of New Jersey.

          "Events of Default." Each of the following (individually, an "Event of Default" and collectively, the "Events of Default") shall constitute an event of default under this Agreement:

               (a) The appointment of a receiver or trustee of the Borrower or insolvency of the Borrower or its liquidation, bankruptcy, making an assignment for the benefit of creditors or reorganization, whether or not pursuant to bankruptcy laws, or any other marshalling of the assets and liabilities of the Borrower;

               (b) A default in the payment of any installment of interest upon, or principal of, any Note (as hereinafter defined) within five (5) Business Days of when such payment is due and payable, whether at the maturity or otherwise; and

               (c)  The  Borrower   breaches  or  violates  the  terms  of  this
          Agreement.

          "Notes" shall mean the promissory  notes of the Borrower  described in
     Section 2.2 hereof.

          "Termination Date" shall mean the earliest of (a) the date of the occurrence of an Event of Default or (b) the 90th Business Day following the giving of written notice of termination by either party hereto or (c) December 31, 2010.

     1.2 Use of Defined Terms. All terms defined in this Agreement shall have the defined meanings when used in the Notes or other documents made or delivered pursuant to this Agreement unless the context shall otherwise require.

     1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

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     SECTION 2. AMOUNT AND TERMS OF CREDIT

     2.1 Credit Commitment. Subject to the terms and conditions of this Agreement, the Lender agrees to make loans to the Borrower at any time and from time to time on or after the date hereof, to but not including the Termination Date, in an aggregate principal amount up to but not exceeding the sum of $1,500,000 at any one time outstanding (herein, as the same may be increased from time to time at the option of the Lender by notice in writing, called the "Commitment"). During the aforesaid period, the Borrower may use the Commitment by borrowing, paying, renewing or prepaying the Notes, in whole or in part, and reborrowing, all in accordance with the terms and conditions of this Agreement.

     2.2 Notes. Each borrowing pursuant to Subsection 2.1 hereof shall be evidenced by a Note, substantially in the form annexed hereto as Exhibit A, with appropriate insertions or changes therein in accordance with the terms of this Agreement. Each such Note shall (a) be in the principal amount of the loan it evidences; (b) be dated the date of such loan; (c) be stated to mature five years from the date of such loan; and (d) bear interest from the date thereof on the unpaid principal amount thereof until such principal amount shall become due and payable (whether at the stated maturity or by acceleration) at a rate per annum equal to the five year Treasury Bill rate as reported in the Wall Street Journal on the date immediately preceding the date of such Note, plus one percent (1%). Interest on each Note shall be Payable quarterly on the last day of March, June, September and December in each year, commencing on the first of such dates next succeeding the date of such Note and at maturity of such Note or at such other times as shall be agreed upon by the Borrower and the Lender.

     2.3 Notice of Borrowing.  The Borrower  shall give the Lender at least five
(5) Business Days prior written notice of the date and the amount of each borrowing pursuant to the Commitment. On the date specified in such notice, the Lender will make the amount then to be loaned by it available to the Borrower.

     2.4 Voluntary Prepayments. The Borrower may, at its option, at any one time or from time to time, prepay the Notes, without premium or penalty, in whole or in part, upon at least one Business Day prior written notice to the Lender, specifying the date and amount of prepayment, and upon the payment of accrued interest on the amount prepaid to the date of the prepayment.

     2.5 Computation of Interest; Payments. Interest shall be calculated on the basis of a 360-day year for the actual days elapsed. All payments (including prepayments) by the Company on account of principal and interest on the Notes hereunder shall be made to the Lender at its office specified in the Notes in lawful money of the United States of America. If any payment on any Note becomes due and payable on a day which is not a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. All outstanding Notes shall become forthwith due and payable, together with accrued interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived on the earlier of the date of an Event of Default or the Termination Date.


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     2.6 Use of Proceeds.  The proceeds of any loan made hereunder shall be used by the Borrower solely to provide working capital to support the Borrower's written annual business plan and strategy (the "Plan"). The Plan must be submitted to the Lender for its review no later than 30 days prior to the beginning of the year covered by the Plan and the Plan must be approved by the Lender in writing.

     SECTION 3. MISCELLANEOUS

     3.1 Notices.

     All notices or other communications which are required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument given by personal delivery, air courier or registered or certified mail, postage prepaid, return receipt requested, addressed to such party at the address set forth below or such other address as may thereafter be designated in a written notice from such party to the other party:

         if to the Lender, to:

                  Osteotech, Inc.
                  51 James Way
                  Eatontown, New Jersey 07724

                  Attention: Chief Financial Officer

         if to the Borrower, to:

                  American Tissue Services Foundation
                  10922 Oak Wind Court
                  Fort Wayne, Indiana 46845

                  Attention: President

All such notices, advances and communications shall be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of air courier, on the Business Day after the date when sent and (c) in the case of mailing, on the third Business Day following such mailing.

     3.2 Survival of Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the Notes, and the making and renewal of loans hereunder, and shall continue in full force and effect until the indebtedness of the Borrower under the Notes has been paid in full.

     3.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except


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that the  Borrower  may not  transfer  or assign any of its rights or  interests hereunder without the prior written consent of the Lender.

     3.4 Severability. If any provision of this Agreement is determined to be invalid or unenforceable, the remaining portion of this Agreement shall continue in full force and effect.

     3.5 Construction. This Agreement and each Note and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New Jersey.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       AMERICAN TISSUE SERVICES FOUNDATION



                                         By: /s/ Jeffrey J. Testin
                                             ------------------------------
                                             Name: Jeffrey J. Testin
                                             Title: President


                                       OSTEOTECH, INC.



                                         By: /s/ Michael J. Jeffries
                                             ------------------------------
                                             Name: Michael J. Jeffries
                                             Title: Exec. VP


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                                                                       EXHIBIT A

                                      NOTE

$___________________                                       Eatontown, New Jersey
                                                           [Date]

     FOR VALUE RECEIVED, the undersigned, AMERICAN TISSUE SERVICES FOUNDATION, promises to pay to the order of OSTEOTECH, INC. (the "Lender"), on the fifth anniversary of the date of the Note at the office of the Lender located at 51 James Way, Eatontown, New Jersey 07724, in lawful money of the United States, the principal amount of ______________ Dollars ($_____________).

     The undersigned further promises to pay interest in like money at said office from the date hereof on the unpaid principal amount hereof until such principal amount shall become due and payable (whether at the stated maturity or by acceleration) at a rate per annum equal to [_____ percent (__%)]. Interest shall be payable quarterly on the last day of March, June, September and December in each year, commencing on the first of such dates next succeeding the data hereof.

     This Note is one of the Notes referred to in a Loan Agreement dated as of November 27, 2000 between the undersigned and the Lender, and is entitled to the benefits thereof, and may be prepaid in whole or in part as provided therein.

     Upon the occurrence of an Event of Default or the Termination Date as specified in said Loan Agreement, the amounts then remaining unpaid on this Note may become immediately due and payable as provided therein.

                                        AMERICAN TISSUE SERVICES FOUNDATION


                                        By:
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

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                        FIRST AMENDMENT TO LOAN AGREEMENT



This  modification,  effective  January 1,  2002,  to the Loan  Agreement  dated
November 27, 2000 between the AMERICAN TISSUE SERVICES FOUNDATION (the "Borrower") and OSTEOTECH, INC. (the "Lender") and to which Loan Agreement these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Loan Agreement, the Loan Agreement is hereby amended to read as follows:

                      The  Commitment  made by the  Lender  to the  Borrower  as
                      detailed  in  Section  2.1  Credit   Commitment  shall  be
                      increased from $1,500,000 to $2,750,000.

Except as specifically modified herein, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.



Witness:                                   AMERICAN TISSUE SERVICES FOUNDATION



      /s/ Dianne Dunfee                    By:     /s/ Jeffrey J. Testin
------------------------------------           ---------------------------------
                                                   JEFFREY J. TESTIN
                                                   President



Witness:                                   OSTEOTECH, INC.



      /s/ Linda M. Savoca                  By:     /s/ Michael J. Jeffries
------------------------------------           ---------------------------------
                                                   MICHAEL J. JEFFRIES
                                                   Executive Vice President and
                                                   Chief Financial Officer

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